UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2011
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events.
On February 17, 2011, Lear Corporation (“Lear”) announced that its Board of Directors has authorized a $400 million share repurchase program, initiated a $0.25 per share quarterly cash dividend and declared a two-for-one stock split of Lear’s common stock, par value $0.01 per share. A copy of the press release is attached hereto as a Exhibit 99.1 and incorporated herein by reference
Additionally, on February 16, 2011, the Board of Directors determined that Lear’s 2011 annual meeting of stockholders will be held at Lear’s Corporate Headquarters at 21557 Telegraph Road, Southfield, Michigan, 48033, on May 12, 2011, at 10:00 a.m. Eastern Time. The record date for determination of stockholders entitled to notice of, and vote at, the 2011 annual meeting of stockholders is March 25, 2011.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press release, dated February 17, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation
Date: February 17, 2011	By:	/s/ Matthew J. Simoncini
		Name:	Matthew J. Simoncini
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 17, 2011

4